Exhibit 10.15

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Amendment”) is made as of August 3, 2015, by and between AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Buyer”), and 200 E. 18th LLC, a New York limited liability company (“Seller”).
WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale of Real Property, having an effective date as of July 2, 2015 (the “Agreement”), with regard to the Property, as more particularly described in the Agreement. Buyer and Seller wish to amend the Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Amendment to the Agreement. The Agreement is hereby amended as follows:

2.	Legal Description. Exhibit A to the Agreement is hereby deleted in its entirety and replaced by Exhibit A, attached hereto and made a part hereof.

3.
Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

BUYER:	SELLER:

American Realty Capital VII, LLC, a Delaware limited liability company	200 E. 18th LLC, a New York limited liability company
By: AR Capital, LLC, a Delaware limited liability company, its sole member By: /s/ William M. Kahane Name: William Kahane Title: Manager	By:/s/ Seth Fortgang Name: Seth Fortgang Title: Manager

EXHIBIT A
REAL PROPERTY

PARCEL I:

Situated in the City of Cleveland, County of Cuyahoga, State of Ohio, and known as being Sublot No. 6 in Frank L. Crobaugh's Allotment of a part of Original One Hundred Acre Lot No. 427, as shown the recorded plat in Volume 26 of Maps, Page 21 of Cuyahoga County Records, and being 40 feet front on the Westerly side of East 116th Street (formerly Rice Avenue), and extending back of equal width 120 feet, as appears by said plat.

PARCEL II:

Situated in the City of Cleveland, County of Cuyahoga, State of Ohio, and known as being Sublot No. 7 in Frank L. Crobaugh's Allotment of a part of Original One Hundred Acre Lot No. 427, as shown by the recorded plat in Volume 26 of Maps, Page 21 of Cuyahoga County Records, and being 37 feet front on the Southerly side of Methyl Avenue (formerly Methyl Street) and extending back of equal width 120 feet, as appears by said plat.

PARCEL III:

Situated in the City of Cleveland, County of Cuyahoga, State of Ohio, and known as being Sublot No. 5 in Frank L. Crobaugh's Allotment of a part of Original One Hundred Acre Lot No. 427, as shown by the recorded plat in Volume 26 of Maps, Page 21 of Cuyahoga County Records, and being 40 feet front on the Westerly side of East 116th Street (formerly Rice Avenue), and extending back of equal width 120 feet, as appears by said plat.

PARCEL IV:

Situated in the City of Cleveland, County of Cuyahoga, State of Ohio, and known as being Sublot No. 4 in Frank L. Crobaugh Allotment of part of Original One Hundred Acre Lot No. 427, as shown by the recorded plat in Volume 26 of Maps, Page 21 of Cuyahoga County Records, and being 40 feet front on the Westerly side of East

116th Street, and extending back between parallel lines 120 feet, as appears by said plat.

PARCEL V:

TRACT I:

Situated in the City of Cleveland, County of Cuyahoga, State of Ohio, and known as being a part of Original One Hundred Acre Lot No. 427, and more fully described as follows:

Beginning at a 5/8" rebar set and marked "T.R. Allison S-7176" at the intersection of the Southerly line of the Crobough Allotment, as recorded in Volume 26 of Maps, Page 21 of Cuyahoga County Records, and the Westerly right of way line of East 116th Street (60 feet wide) and along the Southeasterly corner of Sublot No. 6 of said Crobough Allotment and the true place of beginning; thence South 0 deg. 00' 00" East, along said Westerly right of way of East 116th Street, 174.84 feet to a drill hole found and the Northeasterly corner of a parcel of land conveyed to the Cleveland Public Library by deed recorded in Volume 3392, Page 421 of Cuyahoga County Records; thence North 89 deg. 34' 14" West, along the Northerly line of said Library parcel, 150 feet to a 5/8" rebar found and marked "Weiss and Assoc."; thence South 0 deg. 00' 00" East along the Westerly line of said Library parcel, 68.32 feet to a drill hole found and the Northerly line of parcel of land conveyed to the Cleveland Board of Education; thence North 89 deg. 26' 43" West, along the Northerly line of said Board of Education parcel, 88.86 feet to a 5/8" rebar found and marked "Weiss and Assoc."; thence North 0 deg. 16' 43" West, 242.98 feet to a 5/8" rebar set and marked "T.R. Allison S-7176" and the Southerly line of said Allotment; thence South 89 deg. 34' 14" East, along said Southerly allotment line, 240.04 feet to a 5/8" rebar set and marked "T.R. Allison S-7176" and the Southeasterly corner of Sublot No. 6 of said Crobough Allotment and the place of beginning and containing 1.101 acres of land.

Further known as Parcel 'B" in Lot Split Plat for Proposed Metro Health Medical Building of part of Original One Hundred Acre Lot No. 427, as shown by the recorded plat in Volume 335 of Maps, Page 86 of Cuyahoga County Records.

TRACT II:

Non-exclusive Easements contained in the Reservations, restrictions, covenants, limitations, easements, assessments, and/or other conditions of record in Instrument No. 200411011525.
As supplemented of record in Instrument No. 200508250603.